UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2021

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The information provided below in “Item 7.01 - Regulation FD Disclosure” of this Current Report on Form 8-K (“Current Report”) is incorporated by reference into this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, by mutual agreement, the Board of Directors (the “Board”) of The Beauty Health Company (the “Company”) and Clint Carnell, the Company’s Chief Executive Officer and member of the Board, determined that Mr. Carnell would transition out of his roles as Chief Executive Officer and as a member of the Board, in each case, effective December 31, 2021. These actions were not related to any matter regarding the Company’s financial condition, reported financial results, internal controls or disclosure controls and procedures.

The Board will appoint Brenton L. Saunders, currently Executive Chairman of the Board, to serve as the Company’s Chief Executive Officer, effective January 1, 2022, until a permanent successor is identified. The Board and Mr. Saunders expect to agree on terms of his compensation as Chief Executive Officer prior to the effective date of his appointment.

Mr. Saunders, age 51, has over 25 years of experience in various aspects of healthcare and has been in leadership roles at several prominent global pharmaceutical and healthcare companies. Until May 2020, when it was acquired by AbbVie Inc. (NYSE: ABBV) in a transaction valued at approximately $84 billion, Mr. Saunders served as Chairman, President and Chief Executive Officer of Allergan plc (“Allergan”). His role as President and Chief Executive Officer of Allergan began in July 2014 and his added role of Chairman began in October 2016. Mr. Saunders first role as an executive officer in the pharmaceuticals and healthcare sectors began in 2003, as a member of the executive management team at Schering-Plough Corporation (“Schering-Plough”), where he held several key roles, including President of the company’s Global Consumer Health Care division. While at Schering-Plough, Mr. Saunders led the integrations of the company’s $14 billion acquisition of Organon Biosciences N.V. in 2007 as well as the merger between Schering-Plough and Merck & Co., Inc. (NYSE: MRK) in 2009. From March 2010 until August 2013, Mr. Saunders served as Chief Executive Officer of Bausch + Lomb Incorporated (NYSE: BHC), a leading global eye health company, until its acquisition by Valeant Pharmaceuticals, Inc. in 2013. He then became the Chief Executive Officer of Forest Laboratories Inc., a role he held until the company’s merger with Actavis plc (“Actavis”) in 2014. Following the merger with Actavis, Mr. Saunders was named Chief Executive Officer of the combined business. In 2015, he led Actavis’ acquisition of Allergan, renaming the post-combination company Allergan plc. Before joining Schering-Plough in 2003, Mr. Saunders was a Partner and Head of Compliance Business Advisory at PricewaterhouseCoopers LLP. Prior to that, he was Chief Risk Officer at Coventry Health Care, Inc. and Senior Vice President, Compliance, Legal and Regulatory at Home Care Corporation of America. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System.

Mr. Saunders currently serves as a director of Cisco Systems, Inc., a global telecommunications company and BridgeBio Pharma Inc., a bio pharmaceutical company. He is also a member of The Business Council.

Item 7.01. Regulation FD Disclosure.

On November 9, 2021, the Company issued a press release (the “Earnings Press Release”) regarding the Company’s financial results for its fiscal quarter ended September 30, 2021. A copy of the Earnings Press Release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Earnings Press Release includes non-GAAP financial measures as defined in Regulation G of the Sarbanes-Oxley Act of 2002. The Earnings Press Release also includes a presentation of the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial measures presented therein should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

On November 9, 2021, the Company also issued a press release announcing the events described in Item 5.02 of this Current Report (the “5.02 Press Release”). A copy of the 5.02 Press Release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings press release, dated November 9, 2021
99.2	Press release, dated November 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer